June 12, 2013
KeyBank National Association
4910 Tiedeman Road, 3rd Floor
Brooklyn, Ohio 44144
Attn: Real Estate Capital Services

KeyBank National Association
127 Public Square, 8th Floor
Cleveland, Ohio 44114
Attn: Mr. Jason Weaver
Ladies and Gentlemen:
Pursuant to the provisions of Section 2.11 of that certain Credit Agreement dated as of May 6, 2010, as amended by that certain First Amendment to Credit Agreement dated as of February 4, 2011, that certain Second Amendment to Credit Agreement and Other Loan Documents dated as of March 21, 2012, that certain Third Amendment to Credit Agreement dated as of April 9, 2013 and that certain Fourth Amendment to Credit Agreement and Other Loan Documents dated as of June 11, 2013 (as the same may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”), by and among DuPont Fabros Technology, L.P., a Maryland limited partnership (the “Borrower”), KeyBank National Association (“KeyBank”), as Agent, and each of the financial institutions initially a signatory to the Credit Agreement together with their assignees pursuant to Section 18 of the Credit Agreement (collectively, the “Existing Lenders” and each individually a “Existing Lender”), the Borrower hereby requests an increase in the Total Commitment (as defined in the Credit Agreement) as further set forth below.
1.In connection with the request for such increase, the Borrower hereby certifies as follows:
(a)Request for Increase. The Borrower hereby requests an increase in the Total Commitment from $225,000,000.00 to $400,000,000.00 pursuant to Section 2.11 of the Credit Agreement (the “Increase”).
(b)Certifications. In connection with the Increase, the Borrower and each Guarantor certifies that:
(i)As of the date hereof and as of the effective date of the Increase, both immediately before and after giving effect to the Increase, there exists and shall exist no Default or Event of Default;
(ii)As of the date hereof, the representations and warranties made by the Borrower and the Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower or the Guarantors in connection therewith or after the date thereof were true and correct in all material respects when made, are true and correct in all material respects as of the date hereof, and shall be true and correct in all material respects as of the effective date of the Increase, both immediately before and after giving effect to the Increase, as though such representations and warranties were made on and as of that date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and
(iii)Borrower has paid all fees required by the Agreement Regarding Fees and Section 2.11(d)(i) of the Credit Agreement with respect to the Increase.
(c)New Commitments.
(i)Borrower hereby acknowledges and agrees that as of the effective date of the Increase and following satisfaction of all conditions thereto as provided in Section 2.11 of the Credit Agreement, the amount of each Lender's Commitment shall be the amount set forth on Schedule A attached hereto and the Total Commitment under the Credit Agreement will include the Increase.
(ii)In connection with the Increase, (x) Goldman Sachs Bank USA, TD Bank, N.A., Credit Suisse AG, Cayman Islands Branch and SunTrust Bank and (collectively, the “New Lenders” and each individually a “New Lender”, and together with the Existing Lenders, collectively, the “Lenders” and each individually a “Lender”) shall, as of the date hereof, become “Lenders” under the Credit Agreement with a respective Commitment in the amount set forth opposite such New Lender's name on Schedule A attached hereto (each a “New Commitment” and together the “New Commitments”), (y) Raymond James Bank, N.A. shall be issued a replacement Revolving Credit Note in the principal face amount of $45,000,000.00, Royal Bank of Canada shall be issued a replacement Revolving Credit Note in the principal face amount of $45,000,000.00 and Stifel Bank & Trust shall be issued a replacement Revolving Credit Note in the principal face amount of $15,000,000.00 and (z) Goldman Sachs Bank USA shall be issued a Revolving Credit Note in the principal face amount of $45,000,000.00, TD Bank, N.A. shall be issued a Revolving Credit Note in the principal face amount of $40,000,000.00, SunTrust Bank shall be issued a Note in the principal face amount of $35,000,000.00 and Credit Suisse AG, Cayman Islands Branch shall be issued a Revolving Credit Note in the principal face amount of $30,000,000.00. Upon acceptance of such notes by the respective Lenders each such new or replacement note will be a “Note” under the Credit Agreement. The Existing Lenders listed in this Section 1(c)(ii)(y) will promptly return their current Notes to the Borrower marked “Cancelled”.
(d)Other Conditions. All other conditions to the Increase set forth in Section 2.11 of the Credit Agreement have been satisfied.
2.New Lender Agreements, Acknowledgements and Representations. By its signature below, each New Lender, subject to the terms and conditions hereof, hereby agrees to perform all obligations with respect to its respective New Commitment as if such New Lender were an original Lender under and signatory to the Credit Agreement having a Commitment, as set forth above, equal to its respective New Commitment, which obligations shall include, but shall not be limited to, the obligation of such New Lender to make Loans to the Borrower with respect to its New Commitment as required under Section 2.1 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein. Each New Lender makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Section 14 of the Credit Agreement. Further, each New Lender acknowledges that it has, independently and without reliance upon the Agent, or on any affiliate or subsidiary thereof or any other Lender and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. Each New Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Documents or pursuant to any other obligation. Except as expressly provided in the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide any New Lender with any credit or other information with respect to the Borrower or Guarantor or to notify such New Lender of any Default or Event of Default. No New Lender has relied on the Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder. Each New Lender (i) represents and warrants that it is legally authorized to, and has full power and authority to, enter into this agreement and perform its obligations under this agreement, (ii) confirms that it has received copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement; (iii) agrees that it has and will, independently and without reliance upon any other Lender or the Agent and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in evaluating the Loans, the Loan Documents, the creditworthiness of the Borrower and the Guarantors and the value of the assets of the Borrower and the Guarantors, and taking or not taking action under the Loan Documents and any intercreditor agreement among the Lenders and the Agent (the “Intercreditor Agreement”), (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents and the Intercreditor Agreement, (v) agrees that, by this agreement, it has become a party to and will perform in accordance with their terms all the obligations which by the terms of the Loan Documents and the Intercreditor Agreement are required to be performed by it as a Lender; (vi) represents and warrants that it does not control, is not controlled by, is not under common control with and is otherwise free from influence or control by, the Borrower, any Guarantor or REIT and is not a Defaulting Lender or an Affiliate of a Defaulting Lender, (vii) agrees that if it is not incorporated under the laws of the United States of America or any State, it has on or prior to the date hereof delivered to the Borrower and the Agent certification as to its exemption (or lack thereof) from deduction or withholding of any United States federal income taxes and (viii) it has a net worth as of the date hereof of not less than $100,000,000.00. The New Lenders acknowledge and confirm that their respective addresses for notices and Lending Office for Loans are as set forth on Schedule A attached hereto.
3.Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.
4.Effective Date. The effective date of the Increase shall be the date upon which Borrower, Guarantors, Agent and New Lender have executed and delivered this agreement and Borrower has paid the fees required by the Agreement Regarding Fees and Section 2.11(d)(i) of the Credit Agreement.
5.Counterparts. This agreement may be executed in any number of counterparts which shall together constitute but one and the same agreement.
6.Loan Document. This agreement shall constitute a Loan Document.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, we have hereunto set our hands this _____ day of June, 2013.
BORROWER:
DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership

By:	DuPont Fabros Technology, Inc., a Maryland corporation, its Sole General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

REIT:
DuPont Fabros Technology, Inc.,
a Maryland corporation, as Guarantor
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
SUBSIDIARY GUARANTORS:
GRIZZLY EQUITY LLC,
a Delaware limited liability company,
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

GRIZZLY VENTURES LLC,
a Delaware limited liability company,
By:     Grizzly Equity LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
LEMUR PROPERTIES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

PORPOISE VENTURES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
RHINO EQUITY LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

TARANTULA INTERESTS LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
TARANTULA VENTURES LLC,
a Delaware limited liability company
By:     Tarantula Interests, LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

WHALE HOLDINGS LLC,
a Delaware limited liability company,
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
WHALE INTERESTS LLC,
a Delaware limited liability company,
By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

WHALE VENTURES LLC,
a Delaware limited liability company
By:    Whale Interests LLC,
a Delaware limited liability company,
its Managing Member
By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
YAK MANAGEMENT LLC,
a Delaware limited liability company,
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Mark L. Wetzel

Title:	Executive Vice President, General Counsel and Secretary

YAK INTERESTS LLC,
a Delaware limited liability company,
By:     Yak Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
XERES MANAGEMENT LLC,
a Delaware limited liability company,
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

XERES INTERESTS LLC,
a Delaware limited liability company,
By:    Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
XERES VENTURES LLC,
a Delaware limited liability company
By:    Xeres Interests LLC,
a Delaware limited liability company,
its Managing Member
By:     Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

FOX PROPERTIES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By: /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

AGENT:
KEYBANK NATIONAL ASSOCIATION, individually and as Agent
By: /s/ Jason R. Weaver
Name: Jason R. Weaver
Title: SVP

NEW LENDERS:
GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory
TD BANK, N.A., as a Lender
By: /s/ Michael J. Pappas
Name: Michael J. Pappas
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

SUNTRUST BANK, as a Lender
By: /s/ Nancy B. Richards
Name: Nancy B. Richards
Title: Senior Vice President

SCHEDULE A
LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage*
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: John C. Scott Telephone: (216) 689-5986 Facsimile: (216) 689-4997	$50,000,000.00	12.5%
LIBOR Lending Office Same as Above
Goldman Sachs Bank USA c/o Goldman, Sachs & Co. 350 Hudson Street, 5th Floor Jersey City, New Jersey 07302 Attention: Michelle Latzoni Telephone: (212) 934-3921 Facsimile: (___) ___-____	$45,000,000.00	11.25%
LIBOR Lending Office Same as Above
Raymond James Bank, N.A. 710 Carillon Parkway St. Petersburg, Florida 33716 Attention: Thomas G. Scott Telephone: (727) 567-4196 Facsimile: (866) 205-1396	$45,000,000.00	11.25%
LIBOR Lending Office Same as Above
Royal Bank of Canada Three World Financial Center 200 Vesey Street, 12th Floor New York, New York 10281-8098 Attention: Dan LePage Telephone: (212) 428-6605 Facsimile: (212) 428-6459	$45,000,000.00	11.25%
LIBOR Lending Office Same as Above
TD Bank, N.A. 200 State Street, 8th Floor Boston, Massachusetts 02019 Attention: Michael Pappas Telephone: (617) 737-3678 Facsimile: (617) 737-0238	$40,000,000.00	10%
LIBOR Lending Office Same as Above
SunTrust Bank 8330 Boone Blvd., Suite 800 Vienna, Virginia 22182 Attention: Nancy B. Richards Telephone: (703) 442-1557 Facsimile: (703) 442-1570	$35,000,000.00	8.75%

LIBOR Lending Office Same as Above
RBS Citizens, N.A. 1215 Superior Avenue, 6th Floor Cleveland, Ohio 44114 Attention: Samuel A. Bluso Telephone: (216) 277-0388 Facsimile: (216) 277-7577	$35,000,000.00	8.75%
LIBOR Lending Office Same as Above
Barclays Bank PLC Barclays Capital 745 7th Avenue, 27th Floor New York, New York 10019 Attention: Ronnie Glenn Telephone: (212) 526-3987 Facsimile: (212) 526-5115	$30,000,000.00	7.5%
LIBOR Lending Office Same as Above
Credit Suisse AG, Cayman Islands Branch Eleven Madison Avenue New York, New York 10010 Attention: Mikhail Faybusovich Telephone: (212) 325-5714 Facsimile: (646) 935-8518	$30,000,000.00	7.5%
LIBOR Lending Office Same as Above
Stifel Bank & Trust 955 Executive Parkway, Suite 216 St. Louis, Missouri 63141 Attention: Danna Vendetti Telephone: (314) 317-6928 Facsimile: (314) 453-0476	$15,000,000.00	3.75%
LIBOR Lending Office Same as Above
Bank of America, N.A. 135 S. LaSalle Street IL4-135-6-11 Chicago, Illinois 60603 Attention: Michael Kauffman Telephone: (312) 828-6723 Facsimile: (312) 992-9767	$10,000,000.00	2.5%
LIBOR Lending Office Same as Above
City of New York Group Trust 135 East 57th Street, 6th Floor New York, New York 10022 Attention: Jonathan Shin Telephone: (212) 372-6375 Facsimile: (972) 584-0022	$1,805,000.00	0.45125%
LIBOR Lending Office Same as Above

DNSMORE LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$2,666,600.00	0.66665%
LIBOR Lending Office Same as Above
GENUNO LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$2,666,600.00	0.66665%
LIBOR Lending Office Same as Above
GENDOS LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$2,133,280.00	0.53332%
LIBOR Lending Office Same as Above
GenTrace LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$1,599,960.00	0.39999%
LIBOR Lending Office Same as Above
NZC Guggenheim Master Fund Limited 135 East 57th Street, 6th Floor New York, New York 10022 Attention: Jonathan Shin Telephone: (212) 372-6375 Facsimile: (201) 244-3623	$3,870,000.00	0.9675%
LIBOR Lending Office Same as Above
Silver Rock Financial LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$2,666,600.00	0.66665%
LIBOR Lending Office Same as Above
Wellwater LLC 1250 Fourth Street Santa Monica, California 90401 Attention: Charles Thurnher Telephone: (310) 570-4797 Facsimile: (310) 570-4507	$1,599,960.00	0.39999%

LIBOR Lending Office Same as Above
Western Regional Insurance Company, Inc. 135 East 57th Street, 6th Floor New York, New York 10022 Attention: Jonathan Shin Telephone: (212) 372-6375 Facsimile: (214) 919-0517	$325,000.00	0.08125%
LIBOR Lending Office Same as Above
Wilshire Institutional Master Fund SPC - Guggenheim Alpha Segregated Port 135 East 57th Street, 6th Floor New York, New York 10022 Attention: Jonathan Shin Telephone: (212) 372-6375 Facsimile: (201) 215-9359	$667,000.00	0.16675%
LIBOR Lending Office Same as Above
TOTAL	$400,000,000.00	100.00%*

*Percentages may not add